UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

August 12, 2019

Date of Report (Date of Earliest Event Reported)

The Chemours Company

(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-36794	46-4845564
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
Of Incorporation)	File Number)	Identification No.)

1007 Market Street

Wilmington, Delaware, 19801

(Address of principal executive offices)

Registrant’s telephone number, including area code: (302) 773-1000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

☐

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Exchange on Which Registered
Common Stock ($.01 par value)	CC	New York Stock Exchange

Item 5.02   Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On August 12, 2019, The Chemours Company (“Chemours”) announced certain appointments within its finance leadership team as further described below.

Appointment of Matthew S. Abbott

Vice President, Chief Accounting Officer and Controller

Matthew S. Abbott, age 43, has been appointed to the position of Vice President, Chief Accounting Officer and Controller. Mr. Abbott will serve as principal accounting officer for purposes of Chemours’ filings with the Securities and Exchange Commission. Prior to this appointment, Mr. Abbott served as Chemours’ Vice President and Chief Audit Executive since January 2017. Prior to joining Chemours, Mr. Abbott was a Partner at PricewaterhouseCoopers LLP for five years, with nearly 20 total years of experience serving industrial products and technology clients.

In connection with his appointment, Mr. Abbott will receive an annual base salary of $325,000 and be eligible for a target Annual Incentive Plan (AIP) award of 50% of base salary and a target Long Term Incentive Plan (LTIP) award of $250,000. He will participate in the Chemours’ Senior Executive Severance Plan and in other benefit plans offered to Chemours’ officers.

There are no arrangements or understandings between Mr. Abbott and any other persons in connection with his appointment. Mr. Abbott does not have any family relationships with any executive officer or director of Chemours and he is not a party to any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.

Appointment of Amy P. Trojanowski

Vice President, Business Finance and Shared Services

Amy P. Trojanowski, age 50, has been appointed to the position of Vice President, Business Finance and Shared Services. Prior to this appointment, Ms. Trojanowski served as Vice President, Chief Accounting Officer and Controller since Chemours’ separation from E. I. du Pont de Nemours and Company (“DuPont”). Prior to joining Chemours, Ms. Trojanowski held several senior finance positions at DuPont, including roles in external reporting, controllership and investor relations. Ms. Trojanowski began her career at PricewaterhouseCoopers LLP where she worked for 10 years before joining Kulicke & Soffa Industries, Inc. and, later, Exelon Generation in external reporting roles.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE CHEMOURS COMPANY

By:	/s/ Sameer Ralhan
Sameer Ralhan
Senior Vice President, Chief Financial
Financial Officer and Treasurer

Date:	August 12, 2019